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                         G.T. LATIN AMERICA GROWTH FUND
                       G.T. GLOBAL EMERGING MARKETS FUND
                 SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1995.

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The following revises the discussion under "How to Invest."

Effective December 18, 1995, all Class A shares purchased after that date pursuant to a sales charge waiver based on the aggregate purchase amount equalling at least $500,000 will be subject to a contingent deferred sales charge for only the first year after their purchase.

LEMSU512013MC                                                  December 18, 1995